                                   EXHIBIT 10


                              SETTLEMENT AGREEMENT


         1. PARTIES. This Agreement is by and between MAPCO Alaska Petroleum Inc. ("MAPCO") and the State of Alaska (the "State"). The effective date of this Agreement is August 1, 1994.

         2. RECITALS. This Agreement is made with reference to the following facts:

                 2.1 Certain disputes and controversies have arisen between the parties hereto.

                 2.2 Such disputes and controversies include, but are not limited to, the claims, demands, and cause or causes of action set forth by the parties hereto in the following civil actions pending in the Alaska Superior
Court:

                          2.2.1   MAPCO Alaska Petroleum Inc. v. State of
Alaska, Case No. 3AN-92-7813 Civil.

                          2.2.2   State of Alaska v. MAPCO Inc., et al., Case
No. 1JU-92-1684 CI (including counterclaims).

                          2.2.3   MAPCO Inc., et al. v. State of Alaska, Case
No. 3AN-93-1120 CI (including counterclaims) (consolidated under 3AN-92-7813).

                 2.3 Such disputes and controversies also include, but are not limited to, the claims, demands, and cause or causes of action that arise out of or in connection with the interpretation, application, and performance of the following agreements:

                          2.3.1   MAPCO and the State are parties to an
agreement for the sale and purchase of royalty oil taken in-kind by the State, dated March 27, 1978 (the




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -1-

"MAPCO/State RIK Contract"). The MAPCO/State RIK Contract provides for the sale to MAPCO of oil which the State takes in kind as its royalty from oil produced by lessees of Alaska North Slope Prudhoe Bay oil fields.

                          2.3.2   In accordance with a decision of the Superior
Court in State v. MAPCO, Case No. 1JU-92-1684 CI, MAPCO is the assignee of Golden Valley Electric Association's ("GVEA") rights and liabilities under three agreements, as amended, between GVEA and the State for the sale and purchase of royalty oil taken in-kind by the State, dated April 12, 1977, May 9, 1984, and February 8, 1985 (the "GVEA/State RIK Contracts").

                          2.3.3   MAPCO and GVEA are parties to a certain
agreement entitled "Assignment and Product Sales Agreement," dated May 1, 1980, and to a certain agreement entitled "Petroleum Products Agreement," dated
May 1, 1980.

                          2.3.4   MAPCO, GVEA, and the State are parties to an
agreement, dated February 8, 1985, that is entitled "Exhibit A" and was entered into in connection with the February 8, 1985 GVEA/State RIK Contract.

         3. PAYMENT. MAPCO shall cause to be delivered to the State by wire transfer the following amounts on the following dates:

                 3.1 Upon execution of this Agreement by Seller, MAPCO shall deliver to the State $15,000,000.

                 3.2 On August 31, 1994, MAPCO shall deliver to the State $32,500,000.

                 3.3 On September 30, 1994, MAPCO shall deliver to the State $32,500,000.




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -2-

                 3.4 On October 31, 1994, MAPCO shall deliver to the State $15,000,000.

         4. DISMISSAL. Immediately following execution of this Agreement, MAPCO and the State shall dismiss, with prejudice, as to all parties, each party bearing its own costs, the civil actions referenced in paragraph 2.2. Each party hereby irrevocably authorizes and directs its attorneys of record to execute and deliver to the courts a stipulation and order of dismissal in the form attached hereto as Exhibit A, by reference made a part hereof, so that the same may be lodged with the courts immediately following execution of this Agreement.

         5. LIMITED RELEASES. In consideration of the mutual releases contained herein, and for other good and valuable consideration, the receipt of which is acknowledged by each party hereto, the parties promise, agree, and release as follows:

                 5.1 Except as to such rights or claims as may be created by this Agreement, the State hereby releases, remises, and forever discharges MAPCO, MAPCO Inc., and their past and present agents, directors, officers, employees, partners, attorneys, auditors, subsidiaries, affiliates, shareholders, representatives, successors, predecessors, and assigns from any and all claims, demands, and cause or causes of action existing as of the effective date hereof and arising out of, connected with, or incidental to (1) the claims, demands, and cause or causes of action reflected in the civil actions referenced in paragraph 2.2; (2) any and all disputes, claims, demands, and cause or causes of action arising under the agreements set forth in paragraph 2.3 in connection with the purchase price, any retroactive price adjustments, or claims concerning the methods and means of calculating prices under those agreements prior to August 1, 1994; and (3) any and all claims arising under the agreements set forth in




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -3-
paragraph 2.3 provided that no claims arising under Articles 20, 21, 26, and 27 of the MAPCO/State RIK Contract are released or compromised by this paragraph 5.1.

                 5.2 Except as to such rights or claims as may be created by this Agreement, MAPCO and MAPCO Inc. hereby release, remise, and forever discharge the State and its past and present agents, employees, attorneys, auditors, representatives, and assigns from any and all claims, demands, and cause or causes of action existing as of the effective date hereof and arising out of, connected with, or incidental to (1) the claims, demands, and cause or causes of action reflected in the civil actions referenced in paragraph 2.2;
(2) any and all disputes, claims, demands, and cause or causes of action arising under the agreements set forth in paragraph 2.3 in connection with the purchase price, any retroactive price adjustments, or claims concerning the methods and means of calculating prices under those agreements prior to August 1, 1994; and (3) any and all claims arising under the agreements set forth in paragraph 2.3 provided that no claims arising under Articles 20, 21, 26, and 27 of the MAPCO/State RIK Contract are released or compromised by this paragraph 5.2.

                 5.3 As a part of their releases, each party to this Agreement specifically assumes the risk of and waives all claims of the type described and released under paragraphs 5.1 and 5.2 which it does not now know or suspect to exist in its favor at the time of executing these releases.

                 5.4 Annexed hereto as Exhibit B and incorporated herein by this reference is a mutual general release by and between GVEA and MAPCO for all disputes, claims, demands, and cause or causes of action in connection with or arising out of the claims, demands, and cause or causes of action reflected in the civil actions referenced in paragraph 2.2




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -4-
above, and any and all claims arising under the agreements referenced in paragraph 2.3 above for the period prior to August 1, 1994, including, without limiting the generality of the foregoing, claims for additional retroactive adjustments to the date hereof, and any and all disputes, claims, demands, and cause or causes of action in connection with the purchase price, retroactive price adjustments, or methods and means of calculating prices under those agreements.

         6. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement represents and warrants to, and agrees with, each other party hereto, as follows:

                 6.1 Each party has received independent legal advice from its attorneys with respect to all aspects of this settlement, including, but not limited to, the advisability of making the settlement provided for herein and with respect to the advisability of executing this Agreement.

                 6.2 No party (or any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation, or failed to make any statement or representation to any other party regarding any fact relied upon in entering into this Agreement, and each party does not rely upon any statement, representation, omission, or promise of any other party (or of any officer, agent, employee, representative, or attorney for any other party) in executing this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.

                 6.3 Each party to this Agreement has made such investigation of the facts pertaining to this settlement and this Agreement, and of all the matters pertaining thereto, as it deems necessary.




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -5-

                 6.4 Each party or responsible officer or employee, agent, or representative thereof has read this Agreement and understands the contents hereof. Each of the persons executing this Agreement on behalf of his or her respective party is empowered to do so and thereby binds such party.

                 6.5 In entering into this Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment, or mistake, either of fact or of law. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement was untrue, or that any fact was concealed from it, or that its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in connection therewith, including, without limitation on the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the parties hereto, regardless of any claims of misrepresentation, promise made without the intention to perform, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

                 6.6 Except as provided in the settlement agreement dated May 5, 1993, between Seller and GVEA, each party has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, and cause or causes of action disposed of by this Agreement.

                 6.7 Each party is aware that it may hereafter discover claims or facts in addition to or different from those it now knows or believes to be true with respect to the matters related herein. Nevertheless, it is the intention of the parties to fully, finally, and forever to settle and release all claims as provided in paragraph 5 which do now exist, may




- - - --------------------------------------------------------------------------------
STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -6-
exist, or heretofore have existed between them.  In furtherance of such intention, the releases given herein shall be and remain in effect as full and complete mutual limited releases of all such matters, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto.

                 6.8 The parties will execute all such further and additional documents as shall be reasonable, convenient, necessary, or desirable to carry out the provisions of this Agreement.

         7. SETTLEMENT. This Agreement effects the settlement of claims which are denied and contested, and nothing contained herein shall be construed as an admission by any party hereto of any liability of any kind to any other party. Each of the parties hereto denies any liability in connection with any claim and intends hereby solely to avoid litigation and buy its peace.




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -7-

         8.      MISCELLANEOUS.

                 8.1 The parties agree that the deposition of David Cooley taken in Case No. 3AN-92-7813 Civil, including any exhibits thereto, and the periodic MAPCO Market Summary Reports which have been produced by MAPCO in the RIK Litigation may be used by the State in taxpayer litigation with the producers following entry of a protective order in each taxpayer case in a form satisfactory to MAPCO. Other than this exception, the terms of the Protective Order entered on October 20, 1993, by Judge Fabe in Case No. 3AN-92-7813 (consolidated) shall remain in full force and effect. Except as provided in this paragraph, the discovery rights of the parties in future litigation between them or with other parties are not affected, limited, or expanded in any way.

                 8.2 This Agreement shall be deemed to have been executed and delivered within the State of Alaska, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Alaska.

                 8.3 This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by the parties hereto.

                 8.4 This Agreement is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors, and predecessors in interest and shareholders.




- - - --------------------------------------------------------------------------------
STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -8-

                 8.5 Each party has cooperated in the drafting and preparation of this Agreement. This Agreement shall be construed according to its plain meaning and shall not be construed for or against any party.

                 8.6 This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to all parties.

         9.      PRICING UNDER THE CONTRACTS.

                 9.1 Annexed hereto as Exhibit C is a final schedule listing by contract the monthly prices and quantities for royalty oil purchased under each contract listed in paragraph 2.3 from the date of inception of each contract up to and including oil delivered on July 31, 1994.

                 A Final Adjustment will be made in the values shown for barrels delivered in July 1994, but solely to go from estimated to actual volumes and actual values as first reported by the producers for that month. The Final Adjustment for oil delivered in July 1994 is necessary because both the volume and the price for July 1994 barrels were estimated in the bill sent to MAPCO on August 1, 1994. The estimated volume was 1,147,379.63 barrels and the estimated Exhibit B price was $12.11988 per barrel. The producers are obligated to file their royalty reports for July 1994 on or about August 31, 1994. No later than September 15, 1994, the Seller will calculate the actual Exhibit B price and volume for barrels delivered in July 1994 based on the producers' initial royalty returns for July 1994 (including, if filed before September 13, 1994, any amended returns filed by the producers to correct errors -- but not




- - - --------------------------------------------------------------------------------
STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                    PAGE -9-
make other adjustments -- in the initial returns filed by the producers).  The
Final Adjustment for barrels delivered in July 1994 is the difference between the estimated bill sent on August 1, 1994 and the bill calculated using the volumes and Exhibit B prices from the producers' initial royalty returns for
July 1994 (including, if filed before September 13, 1994, any amended returns filed by the producers to correct errors -- but not make other adjustments --
in the initial returns filed by the producers).  The July 1994 volumes and prices will not be further adjusted for any reasons whatsoever even if the producers later file amended returns changing the values reported or if the
State challenges or otherwise attempts to modify the values reported.  The
Final Adjustment for July 1994 shall be paid by Purchaser or credited to
Purchaser when Purchaser makes its September 1994 payment for oil delivered in
August 1994.  The Final Adjustment for July 1994 shall not bear interest provided payment, if any, is timely made.  With the sole exception of the Final
Adjustment for July 1994, absolutely no further adjustments will be made in the
Exhibit C volumes and prices for any reason whatsoever.

                 9.2 Effective midnight on July 31, 1994, the Exhibit B interim price term set forth in the MAPCO/State RIK Contract shall be and hereby is terminated as to deliveries that occur after that date and time. Seller shall retain all payments made under the Exhibit B interim price term.

                 9.3 The MAPCO/State RIK Contract section 6.4 shall be replaced in its entirety with the following:

                 6.4 Adjustments to Billings. For oil delivered on or after August 1, 1994, each month Seller shall adjust its statement of accounts to reflect the actual amounts delivered and the price or prices applicable thereto. Seller shall from time to time adjust




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -10-
                 billings for oil delivered on or after August 1, 1994 to reflect (i) adjustments necessitated as a result of the ANS royalty settlement agreements, including any reopeners expressly provided for therein, previously entered in the oil royalty portion of the litigation between Seller and the Lessees in the case known as ANS Royalty Litigation, Case No. 1JU-77-847 Civil, in the Superior Court of the State of Alaska, First Judicial District at Juneau; (ii) adjustments necessitated as a result of the filing with the Seller by the Lessees or lessees of more current reports applicable to the billing period in question; (iii) actual adjustments necessitated as a result of changes to values, receipts, costs, and computations previously reported by the Lessees or lessees and utilized by Seller as a basis for billing under
                 Article 6.1, if such adjustments are based upon actual later severance tax or royalty oil payments by or refunds to the Lessees or lessees; or (iv) adjustments required as a result of clerical or arithmetical errors in the billings of Lessees or lessees, or of Seller; provided, however, that no adjustments, whether credits or debits, under Articles 6.4(ii) through 6.4(iv) shall be made by Seller or demanded by Purchaser more than twelve (12) months after the original billing except as to matters which are the subject of (x) pending litigation by either party, (y) pending regulatory proceedings (or appeals thereof) whether or not Seller or Purchaser is a party thereto, or (z) bona fide audits by Seller which audits have been terminated or completed by Seller within twenty-four (24) months after initiation of same.

                 Due to the potentially large sums of money involved, any adjustments to any billing under the provisions of this
                 Article VI by Seller made more than sixty (60) days after such billing was initially rendered shall be paid to or refunded by Purchaser or Seller over the same period over which such adjustments accrued or thirty-six (36) months, whichever is longer (the "Deferral Period"). Deferred payments shall be made in equal annual




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -11-
                 installments over the Deferral Period, beginning on the 30th day of June next following the determination of the adjustment, except that if the Deferral Period shall extend beyond the term stipulated in Article 7.1, the remaining balance shall be paid in a lump sum on the termination date hereof.

                 Any adjustment under Article 6.4, including any adjustment paid by or credited to Purchaser during a Deferral Period, shall accrue interest on the outstanding balance of such adjustment from the date the original billing was first due until the date paid at the Bank of America prime rate, compounded daily. For example, payment for oil produced in January of 1995 is first due on the twenty-fifth (25th) of the calendar month in which a statement for the oil is rendered or fifteen (15) days after rendition of the invoice, whichever date is later. If the price for oil produced in January of 1995 were adjusted in May of 1995, and assuming that the invoice for the January 1995 oil was rendered on February 5, 1995, interest would begin to accrue on February 25, 1995 for the adjustment determined in May of 1995.

                 9.4 Within fifteen (15) days after sending or receipt of notice of any intent to reopen any ANS royalty settlement agreement or within five (5) days after the initiation of any proceeding in connection with a reopener under any ANS royalty settlement agreement, whichever date is sooner, the Seller shall give MAPCO written notice of such reopener, intent to reopen, or proceeding in connection with such reopener, providing MAPCO with the provision of the settlement agreement under which the reopener is taken, the parties to the reopening and the changes, if known, sought by the parties in connection with the reopener, including the amounts involved and the period covered. The Seller shall within fifteen (15) days of the receipt, sending, or filing provide MAPCO with copies of any and all pleadings or papers




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -12-
relating to any such reopener, as well as any and all amendments, agreements, settlements, judgments, or orders relating to any such reopener.

                 To permit Purchaser to monitor the price of the oil it purchases, Seller shall provide the following information:

                 (a) within fifteen (15) days of execution, any amendment to an ANS royalty settlement agreement;

                 (b) by October 31, 1994, copies of all ANS royalty settlement agreements; and

                 (c)      a monthly summary of the producers' royalty returns.

                 Nothing in this paragraph requires Seller to disclose anything designated confidential under the ANS royalty settlement agreements or by law or regulation.

         10. GUARANTY. All payments required under the terms of paragraph 3 of this Agreement are guaranteed by MAPCO Inc., and all provisions of the Performance Guaranty of January 25, 1994 (except the last sentence of Section 3(i) permitting time payments which is deleted) shall remain in full force and effect to guarantee each such payment. The Performance Guaranty shall terminate immediately upon the State's receipt of the final payment, except that Section 7 of the Performance Guaranty shall remain in full force and effect.




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -13-

         11. NO AMENDMENT. Except as expressly amended by this Agreement, the MAPCO/State RIK Contract is not amended and remains in full force and effect.


Date:   September 8, 1994               By  /s/ Harry Noah
                                            Commissioner of Natural Resources



Date:   September 15, 1994              By  /s/ Bruce Botelho
                                            Attorney General


STATE OF ALASKA           )
                          ) ss:
THIRD JUDICIAL DISTRICT   )

         The foregoing instrument was acknowledged before me this 8th day of September, 1994, by Harry Noah, Commissioner of Natural Resources for the State of Alaska.



                                        /s/ Julian L. Mason
                                        Notary Public in and for Alaska
                                        My commission expires:  June 25, 1996


STATE OF ALASKA           )
                          ) ss:
1st JUDICIAL DISTRICT     )


         The foregoing instrument was acknowledged before me this 15th day of September, 1994, by Bruce M. Botelho, Attorney General for the State of Alaska.



                                        /s/ Paulette Longmire
                                        Notary Public in and for Alaska
                                        My commission expires:  January 13, 1996




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -14-

                                       MAPCO Alaska Petroleum Inc.



Date:   September 21, 1994             By  /s/ W. Jeffrey Hart
                                       Title  President


         As to Sections 5.2 and 10 of this Agreement only.

                                       MAPCO Inc.



Date:   September 20, 1994             By  /s/ Robert M. Howe
                                       Title  President


STATE OF OKLAHOMA         )
                          ) ss:
OKMULGEE COUNTY           )

         The foregoing instrument was acknowledged before me this 21st day of September, 1994, by W. Jeffrey Hart, of MAPCO Alaska Petroleum Inc., an Alaska corporation, on behalf of the corporation.


                                       /s/ Paula Lynne Gann
                                       Notary Public in and for Oklahoma
                                       My commission expires:  November 3, 1995

STATE OF OKLAHOMA         )
                          ) ss:
OKMULGEE COUNTY           )

         The foregoing instrument was acknowledged before me this 20th day of September, 1994, by Robert M. Howe, of MAPCO Inc., a Delaware corporation, on behalf of the corporation.


                                       /s/ Paula Lynne Gann
                                       Notary Public in and for Oklahoma
                                       My commission expires:  November 3, 1995




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STATE OF ALASKA/MAPCO ALASKA PETROLEUM INC.
SETTLEMENT AGREEMENT                                                   PAGE -15-

                                  EXHIBIT "A"

                 IN THE SUPERIOR COURT FOR THE STATE OF ALASKA
                      THIRD JUDICIAL DISTRICT AT ANCHORAGE

MAPCO ALASKA PETROLEUM INC.,      )
                                  )
               Plaintiff,         )
                                  )
                                  )
           vs.                    )        Case No. 3AN-92-7813 Civil
                                  )
STATE OF ALASKA                   )
                                  )
               Defendant.         )
                                  )
__________________________________)
                                  )
MAPCO ALASKA PETROLEUM, INC.,     )
                                  )
               Plaintiff,         )
                                  )
                                  )
           vs.                    )        Case No. 3AN-93-1120 Civil
                                  )
STATE OF ALASKA,                  )
                                  )
               Defendant.         )        Consolidated Under Case No.
__________________________________)            3AN-92-7813 Civil



                           STIPULATION FOR DISMISSAL

         COME NOW the parties, through their respective counsel of record, and pursuant to Alaska Rule of Civil Procedure 41(a) and the Settlement of the parties, stipulate to the dismissal of these actions, including counterclaims, with prejudice with each party bearing its own costs and attorney's fees.

Attorneys for MAPCO Inc., MAPCO            Attorneys for
PETROLEUM INC., MAPCO ALASKA               STATE OF ALASKA
PETROLEUM INC.

SKADDEN, ARPS, SLATE, MEAGHER,             CONDON, PARTNOW & SHARROCK
  & FLOM
BOGLE & GATES                              HOSIE, WES, MCLAUGHLIN & SACKS


By: _____________________                  By: _____________________
    Jeffrey Dasteel                            Peter C. Partnow
    Dated: ______________                      Dated: ______________



                               ORDER OF DISMISSAL


         Pursuant to the agreement of the parties and Alaska Rule of Civil Procedure 41(a), the above-captioned matters, including counterclaims, are hereby dismissed with prejudice with each party bearings its own costs and attorney's fees.

         Dated:_______________________.

                                           __________________________
                                           DANA FABE
                                           SUPERIOR COURT JUDGE

                                  EXHIBIT "A"

                  IN THE SUPREME COURT FOR THE STATE OF ALASKA


STATE OF ALASKA,                  )
                                  )
               Appellant,         )
                                  )
v.                                )
                                  )
MAPCO INC., MAPCO PETROLEUM       )
INC., MAPCO ALASKA PETROLEUM      )        Superior Court Case
                                  )        No. 1JU-92-1684 Civil
                                  )
               Appellees.         )
                                  )        Supreme Court Case
__________________________________)        No. 96252


                           STIPULATION FOR DISMISSAL

         COME NOW the parties, through their respective counsel of record, pursuant to Alaska Rule of Appellate Procedure 511(a), and the Settlement Agreement of the parties, and agree and stipulate to the dismissal of this appeal and the underlying action, including counterclaims, with prejudice, with each party bearing its own costs and attorney's fees regardless of whether incurred before the Supreme Court or the Superior Court.

Attorneys for MAPCO Inc., MAPCO            Attorneys for
PETROLEUM INC., MAPCO ALASKA               STATE OF ALASKA
PETROLEUM INC.

SKADDEN, ARPS, SLATE, MEAGHER,             CONDON, PARTNOW & SHARROCK
  & FLOM
BOGLE & GATES                              HOSIE, WES, MCLAUGHLIN & SACKS


By: _____________________                  By: _____________________
    Jeffrey Dasteel                            Peter C. Partnow
    Dated: ______________                      Dated: ______________

                                     ORDER


         Pursuant to the agreement of the parties and Alaska Rule of Appellate Procedure 511(a), the appeal in this matter as well as the underlying dispute, including counterclaims, is hereby dismissed with prejudice with each party to bear its own costs and attorney's fees regardless of whether incurred before the Supreme Court or the Superior Court.

         Dated:_______________________.

                                        __________________________
                                        CLERK OF THE COURT

                                  Exhibit "B"


                              SETTLEMENT AGREEMENT

          1. Parties: This Agreement is by and between MAPCO Alaska Petroleum Inc. ("MAPCO") and Golden Valley Electric Association ("GVEA"). The effective date of this agreement is August 1, 1994.

          2. RECITALS: This Agreement is made with reference to the following facts:

                  2.1 Certain Disputes and controversies have arisen between the parties hereto.

                  2.2 Such disputes and controversies include, but are not limited to, the claims, demands and cause or causes of action set forth by the parties hereto in the following civil actions pending in the Alaska Superior
Court:

                           2.2.1  MAPCO Alaska Petroleum Inc. v. State of
Alaska, Case No. 3AN-93-1120- Civil (Consolidated under 3AN-92-7813 Civil);

                           2.2.2  State of Alaska v. MAPCO Inc., et al., Case
No. 1JU-92-1684 CI (including counterclaims).

                  2.3 Such disputes and controversies also include, but are not limited to, the claims, demands and cause or cause of action that arise out of or in connection with the interpretation, application, and performance of the following agreements:

                           2.3.1  In accordance with a decision of the Superior
Court in State v. MAPCO, 1JU-91-1684 Civ.,

MAPCO is the assignee of GVEA's rights and liabilities under three agreements, as amended, between GVEA and the State for the sale and purchase of royalty oil taken in-kind by the State, dated April 12, 1988, May 9, 1984, and February 8, 1985 (the "GVEA/State RIK Contracts");

                          2.3.2  MAPCO and GVEA are parties to a certain
agreement entitle "Assignment and Product Sales Agreement," dated May, 1, 1980, and to a certain agreement entitled "Petroleum Products Agreement," dated
May 1, 1980;

         3. General Releases: In consideration of the mutual general releases contained herein, and for other good and valuable consideration, the receipt of which is acknowledged by each party hereto, the parties promise, agree and generally release as follows:

                 3.1 Except as to such rights or claims as may be created by this Agreement, GVEA hereby releases, remises and forever discharges MAPCO, MAPCO Inc. and their past and present agents, directors, officers, employees, partners, attorneys, auditors, subsidiaries, affiliates, shareholders, representatives, successors, predecessors, and assigns from any and all claims, demands, and cause or causes of action existing as of the effective date hereof and arising out of, connected with or incidental to the dealings between the parties hereto prior to the effective date hereof in connection with or arising out of the claims, demands and cause or causes of action reflected in the civil actions referenced in paragraph 2.2 above and the agreements referenced in paragraph
2.3 above, including, without limiting the generality of the foregoing, claims for additional retroactive adjustments to the date hereof and any and all disputes, claims, demands and cause or causes of action in connection with the purchase price, retroactive price adjustments, or methods and means of calculating prices under those agreements.

                 3.2 Except as to such rights or claims as may be created by this Agreement, MAPCO and MAPCO Inc. hereby release, remise and forever discharge GVEA and its past and present agents, employees, attorneys, auditors, representatives, successors, predecessors, and assigns from any and all claims, demands, and cause or causes of action existing as of the effective date hereof and arising out of, connected with or incidental to the dealings between the parties hereto prior to the effective date hereof in connection with or arising out of the claims, demands and cause or causes of action reflected in the civil actions referenced in paragraph 2.2 above and the agreements referenced in paragraph 2.3 above, including with limiting the generality of the foregoing, claims for additional retroactive adjustments to the date hereof and any and all disputes, claims, demands and cause or causes of action in connection with the purchase price, retroactive price adjustments, or methods and means or calculating prices under those agreements.

                3.3 As a part of their releases, each party to this Agreement specifically assumes the risk of and waives all claims which it does not now know or suspect to exist in its favor at the time of executing these releases.

         4. Representations and Warranties: Each of the parties to this Agreement represents and warrants to, and agrees with, each other party hereto, as follows:

                4.1 Each party has received independent legal advice from its attorneys with respect to all aspects of this settlement including, but not limited to, the advisability of making the settlement provided for herein, and with respect to the advisability of executing this Agreement.

                4.2 No party (or any officer, agent, employee, representative, or attorney of or for any party), has made any statement or representation or failed to make any statement or representation to any other party regarding any fact relied upon in entering into this Agreement, and each party does not rely upon any settlement, representation omission or promise of any other party (or of any officer, agent, employee, representative, or attorney for any other party), in executing this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.

                4.3 Each party to this Agreement has made such investigation of the facts pertaining to this settlement and this Agreement, and of all the matters pertaining thereto, as it deems necessary.

                  4.4 Each party or responsible officer or employee, agent or representative thereof has read this Agreement and understands the contents hereof. Each of the persons executing this Agreement on behalf of his or her respective party is empowered to do so and thereby binds such party.

                  4.5 In entering into this Agreement and the settlement provided for herein, each party assumes that risk of any misrepresentation, concealment or mistake, either of fact or of law. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement was untrue, or that any fact was concealed from it, or that its understanding of the facts or of the law was incorrect, each party shall not be entitled to any relief in connection therewith including, without limitation on the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the parties hereto, regardless of any claims of misrepresentation, promise made without the intention to perform, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

                  4.6 Except as provided in the Settlement Agreement between GVEA and the State of Alaska, date May 5, 1993, each party has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, and cause or causes of action disposed of by this Agreement.

                  4.7 Each party is aware that it may hereafter discover claims or facts in addition to or different from those it now knows or believes to be true with respect to the matters related herein. Nevertheless, it is the intention of the parties to fully, finally and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed between them. In furtherance of such intention, the releases given herein shall be and remain in effect as full and complete mutual releases of all such matters, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto.

                  4.8 The parties will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Agreement.

          5. Settlement: This Agreement effects the settlement of claims which are denied and contested, and nothing contained herein shall be construed as an admission by any party hereto of any liability of any kind to any other party. Each of the parties hereto denies any liability in connection with any claim and intends hereby solely to avoid litigation and buy its peace.

     6.      Miscellaneous:

          6.1 This Agreement shall be deemed to have been executed and delivered within the State of Alaska, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Alaska.

          6.2 This Agreement is the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by the parties hereto.

          6.3 This Agreement is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors and predecessors in interest and shareholders.

          6.4 Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed according to its plain meaning and shall not be construed for or against any party.

          6.5 This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and when taken together with other signed counterparts, shall constitute once Agreement, which shall be binding upon and effective as to all parties.


                                           GOLDEN VALLEY ELECTRIC ASSOCIATION


                                           By: ______________________________
                                                 Mike Kelly
                                                 General Manager
                                                 As Authorized by Board of
                                                   Directors


                                           MAPCO ALASKA PETROLEUM INC.


                                           By:   /s/ W. Jeffrey Hart
                                                 W. Jeffrey Hart
                                                 President



STATE OF ALASKA           )
                          )  as
THIRD JUDICIAL DISTRICT   )

                 The foregoing instrument was acknowledged before me this ____ day of______, 1994, by _______________________, Golden Valley Electric
Association.

                                           _____________________________________
                                           Notary Public in and for Alaska
                                           My Commission expires:_______________



STATE OF OKLAHOMA         )
                          )  as
TULSA COUNTY              )

                 The foregoing instrument was acknowledged before me this 31st day of August, 1994, by W. Jeffrey Hart, of MAPCO Alaska Petroleum Inc., a Alaska corporation, on behalf of the corporation.

                                           /s/ Paula Lynne Gann
                                           Notary Public in and for Oklahoma
                                           My Commission expires: 11/3/95

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-80      21,773.24   $24.30796    $24.90435   ($0.59639)   ($12,985.29)    25-Feb-80    1.69222    ($21,973.97)    ($34,959.26)
Feb-80      40,745.03   $24.34240    $25.04897   ($0.70657)   ($28,789.19)    25-Mar-80    1.67710    ($48,282.26)    ($77,071.45)
Mar-80      66,097.23   $24.28052    $25.17021   ($0.88969)   ($58,806.17)    25-Apr-80    1.65933    ($97,578.87)   ($156,385.04)
Apr-80      85,377.59   $26.17656    $25.14213    $1.03443     $88,317.29     25-May-80    1.64400    $145,193.86     $233,511.15
May-80     108,781.23   $24.55479    $24.88629   ($0.33150)   ($36,061.01)    25-Jun-80    1.63193    ($58,849.16)    ($94,910.17)
Jun-80     126,331.35   $24.75042    $24.67356    $0.07686      $9,709.22     28-Jul-80    1.62029     $15,731.72      $25,440.94
Jul-80     150,436.77   $22.73336    $22.88663   ($0.15327)   ($23,057.77)    25-Aug-80    1.61087    ($37,143.17)    ($60,200.94)
Aug-80     173,081.67   $22.87895    $21.63288    $1.24607    $215,671.80     25-Sep-80    1.59968    $345,005.61     $560,677.41
Sep-80     188,484.33   $22.71382    $22.09725    $0.61657    $116,213.85     25-Oct-80    1.58753    $184,493.44     $300,707.29
Oct-80     224,775.23   $24.23306    $21.64718    $2.58588    $581,241.74     25-Nov-80    1.57370    $914,701.34   $1,495,943.08
Nov-80     320,013.65   $26.00444    $22.92468    $3.07976    $985,565.22     26-Dec-80    1.55592  $1,533,462.64   $2,519,027.86
Dec-80     371,094.09   $26.30779    $24.55014    $1.75765    $652,253.58     26-Jan-81    1.53773  $1,002,991.01   $1,655,244.59

Jan-81     437,601.81   $26.35109    $25.20463    $1.14646    $501,692.92     25-Feb-81    1.52062    $762,885.35   $1,264,578.27
Feb-81     614,809.34   $26.91444    $26.35466    $0.55978    $344,159.07     25-Mar-81    1.50590    $518,267.79     $862,426.86
Mar-81     681,758.89   $25.89060    $26.18645   ($0.29585)  ($201,701.55)    27-Apr-81    1.48929   ($300,391.39)   ($502,092.94)
Apr-81     655,823.82   $24.66252    $25.15590   ($0.49338)  ($323,570.36)    26-May-81    1.47299   ($476,616.54)   ($800,186.90)
May-81     664,968.87   $24.34822    $24.31846    $0.02976     $19,789.47     25-Jun-81    1.45565     $28,806.53      $48,596.00
Jun-81     700,048.67   $23.68548    $23.93910   ($0.25362)  ($177,546.35)    27-Jul-81    1.43675   ($255,088.90)   ($432,635.25)
Jul-81     811,835.74   $23.47998    $23.40673    $0.07325     $59,466.98     25-Aug-81    1.41946     $84,411.28     $143,878.26
Aug-81     811,932.71   $23.12249    $23.07964    $0.04285     $34,791.32     25-Sep-81    1.40120     $48,749.51      $83,540.83
Sep-81     788,111.25   $22.75452    $22.33355    $0.42097    $331,771.20     26-Oct-81    1.38426    $459,257.30     $791,028.50
Oct-81     808,121.38   $23.54188    $22.22486    $1.31702  $1,064,312.01     25-Nov-81    1.36922  $1,457,275.16   $2,521,587.17
Nov-81     792,621.71   $23.91452    $22.24426    $1.67026  $1,323,884.34     28-Dec-81    1.35381  $1,792,293.01   $3,116,177.35
Dec-81     805,135.07   $23.56802    $21.86890    $1.69912  $1,368,017.21     25-Jan-82    1.34077  $1,834,200.25   $3,202,217.46




Note1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-82     826,088.59   $20.57009    $21.49473   ($0.92464)  ($763,834.55)    25-Feb-82    1.32576 ($1,012,660.60) ($1,776,495.15)
Feb-82     748,321.72   $19.60423    $20.13272   ($0.52849)  ($395,480.56)    25-Mar-82    1.31214   ($518,926.91)   ($914,407.47)
Mar-82     816,633.34   $19.69044    $18.85241    $0.83803    $684,363.24     26-Apr-82    1.29658    $887,332.39   $1,571,695.63
Apr-82     788,880.00   $20.89669    $19.07018    $1.82651  $1,440,897.21     25-May-82    1.28248  $1,847,919.36   $3,288,816.57
May-82     822,463.78   $21.82470    $19.10760    $2.71710  $2,234,716.33     25-Jun-82    1.26740  $2,832,286.03   $5,067,002.36
Jun-82     774,390.68   $22.16149    $20.98639    $1.17510    $909,988.92     26-Jul-82    1.25244  $1,139,703.96   $2,049,692.88
Jul-82     827,251.91   $21.93174    $21.05053    $0.88121    $728,982.66     25-Aug-82    1.23929    $903,418.36   $1,632,401.02
Aug-82     818,064.99   $22.26266    $21.02402    $1.23864  $1,013,288.02     27-Sep-82    1.22595  $1,242,241.34   $2,255,529.36
Sep-82     796,300.89   $22.74774    $20.88840    $1.85934  $1,480,594.52     25-Oct-82    1.21533  $1,799,417.51   $3,280,012.03
Oct-82     823,659.92   $21.19976    $20.74507    $0.45469    $374,509.93     26-Nov-82    1.20407    $450,937.73     $825,447.66
Nov-82     779,057.67   $20.59459    $20.09680    $0.49779    $387,807.12     27-Dec-82    1.19325    $462,749.06     $850,556.18
Dec-82     810,985.10   $20.03476    $19.44637    $0.58839    $477,175.51     25-Jan-83    1.18332    $564,651.67   $1,041,827.18

Jan-83     830,374.07   $20.31249    $18.81195    $1.50054  $1,246,009.50     25-Feb-83    1.17293  $1,461,482.32   $2,707,491.82
Feb-83     742,880.40   $19.60251    $17.78697    $1.81554  $1,348,729.07     25-Mar-83    1.16392  $1,569,808.19   $2,918,537.26
Mar-83     834,739.78   $18.65719    $17.60427    $1.05292    $878,914.20     25-Apr-83    1.15394  $1,014,211.77   $1,893,125.97
Apr-83     801,121.71   $18.92481    $17.55022    $1.37459  $1,101,213.90     25-May-83    1.14428  $1,260,096.64   $2,361,310.54
May-83     864,490.28   $19.40777    $17.62209    $1.78568  $1,543,702.81     27-Jun-83    1.13366  $1,750,028.50   $3,293,731.31
Jun-83   1,056,084.97   $19.69008    $17.64867    $2.04141  $2,155,902.42     25-Jul-83    1.12464  $2,424,619.82   $4,580,522.24
Jul-83   1,106,518.20   $19.98298    $17.82889    $2.15409  $2,383,539.79     25-Aug-83    1.11442  $2,656,256.38   $5,039,796.17
Aug-83   1,101,997.59   $19.79360    $18.30553    $1.48807  $1,639,849.54     26-Sep-83    1.10368  $1,809,864.07   $3,449,713.61
Sep-83   1,088,267.88   $19.42785    $18.33000    $1.09785  $1,194,754.89     25-Oct-83    1.09394  $1,306,994.97   $2,501,749.86
Oct-83   1,126,998.51   $18.84870    $18.30792    $0.54078    $609,458.26     25-Nov-83    1.08354    $660,372.35   $1,269,830.61
Nov-83   1,070,175.93   $18.48090    $18.03620    $0.44470    $475,907.23     27-Dec-83    1.07280    $510,553.37     $986,460.60
Dec-83   1,100,106.00   $18.70924    $18.12454    $0.58470    $643,231.97     25-Jan-84    1.06309    $683,813.62   $1,327,045.59



Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-84   1,127,573.35   $19.01753    $18.08717    $0.93036  $1,049,049.14     27-Feb-84    1.05205  $1,103,647.06   $2,152,696.20
Feb-84   1,050,669.48   $19.64110    $18.21244    $1.42866  $1,501,049.45     26-Mar-84    1.04256  $1,564,940.54   $3,065,989.99
Mar-84     999,350.78   $19.74881    $18.23401    $1.51480  $1,513,816.56     25-Apr-84    1.03183  $1,561,996.16   $3,075,812.72
Apr-84   1,113,524.32   $19.58553    $18.31212    $1.27341  $1,417,973.00     25-May-84    1.02072  $1,447,353.43   $2,865,326.43
May-84   1,147,355.34   $19.78100    $18.38429    $1.39671  $1,602,522.68     25-Jun-84    1.00906  $1,617,041.83   $3,219,564.51
Jun-84   1,039,978.23   $18.99653    $18.35523    $0.64130    $666,938.04     25-Jul-84    0.99738    $665,190.57   $1,332,128.61
Jul-84   1,102,435.26   $19.20651    $18.46910    $0.73741    $812,946.79     27-Aug-84    0.98453    $800,371.72   $1,613,318.51
Aug-84   1,127,620.93   $19.29200    $18.40834    $0.88366    $996,433.52     25-Sep-84    0.97324    $969,769.47   $1,966,202.99
Sep-84   1,110,665.14   $19.25336    $18.60059    $0.65277    $725,008.88     25-Oct-84    0.96183    $697,332.80   $1,422,341.68
Oct-84   1,114,963.22   $18.98730    $18.44870    $0.53860    $600,519.21     26-Nov-84    0.95033    $570,691.82   $1,171,211.03
Nov-84   1,089,642.78   $18.19660    $18.45132   ($0.25472)  ($277,553.82)    26-Dec-84    0.94017   ($260,946.87)   ($538,500.69)
Dec-84   1,069,618.62   $17.36470    $17.99954   ($0.63484)  ($679,036.69)    25-Jan-85    0.93038   ($631,764.57) ($1,310,801.26)

Jan-85   1,024,761.58   $18.23941    $17.80868    $0.43073    $441,395.57     25-Feb-85    0.92040    $406,262.30     $847,657.87
Feb-85   1,054,840.28   $18.86657    $17.55458    $1.31199  $1,383,939.90     25-Mar-85    0.91139  $1,261,309.55   $2,645,249.45
Mar-85   1,152,734.57   $18.86466    $17.62286    $1.24180  $1,431,465.78     25-Apr-85    0.90141  $1,290,338.94   $2,721,804.72
Apr-85   1,059,087.73   $18.08728    $17.77798    $0.30930    $327,575.84     28-May-85    0.89091    $291,840.91     $619,416.75
May-85   1,168,572.10   $17.55982    $17.76742   ($0.20760)  ($242,595.57)    25-Jun-85    0.88239   ($214,064.00)   ($456,659.57)
Jun-85   1,130,456.75   $17.45807    $17.83573   ($0.37766)  ($426,928.30)    25-Jul-85    0.87355   ($372,945.26)   ($799,873.56)
Jul-85   1,121,011.33   $17.65742    $17.90294   ($0.24552)  ($275,230.71)    26-Aug-85    0.86413   ($237,835.15)   ($513,065.86)
Aug-85   1,100,104.79   $18.00424    $17.84572    $0.15852    $174,388.62     25-Sep-85    0.85529    $149,153.63     $323,542.25
Sep-85   1,110,763.40   $18.33129    $17.88462    $0.44667    $496,144.70     25-Oct-85    0.84646    $419,966.10     $916,110.80
Oct-85   1,136,004.54   $19.14611    $17.73503    $1.41108  $1,602,993.28     18-Nov-85    0.83939  $1,345,537.19   $2,948,530.47
Nov-85   1,071,008.19   $18.31720    $17.72556    $0.59164    $633,651.28     16-Dec-85    0.83114    $526,655.35   $1,160,306.63
Dec-85   1,131,409.17   $15.41598    $17.75659   ($2.34061)($2,648,187.60)    27-Jan-86    0.81877 ($2,168,267.08) ($4,816,454.68)




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-86   1,136,809.77    $9.66918    $16.22174   ($6.55256) ($7,449,014.23)   27-Feb-86    0.80964 ($6,031,048.45) ($13,480,062.68)
Feb-86   1,037,966.36    $7.50356    $11.85742   ($4.35386) ($4,519,160.21)   25-Mar-86    0.80225 ($3,625,480.80)  ($8,144,641.01)
Mar-86   1,105,986.30    $5.08926     $7.84524   ($2.75598) ($3,048,076.12)   25-Apr-86    0.79361 ($2,418,982.43)  ($5,467,058.55)
Apr-86   1,041,965.37    $6.09401     $6.28421   ($0.19020)   ($198,181.83    27-May-86    0.78506   ($155,584.95)    ($353,766.78)
May-86   1,149,952.98    $5.49749     $4.92430    $0.57319     $659,141.54    25-Jun-86    0.77732    $512,360.65    $1,171,502.19
Jun-86   1,086,981.31    $3.36392     $4.63068   ($1.26676) ($1,376,944.44)   25-Jul-86    0.76951 ($1,059,568.18)  ($2,436,512.62)
Jul-86   1,143,756.43    $5.04418     $3.43736    $1.60682   $1,837,810.71    25-Aug-86    0.76165  $1,399,769.78    $3,237,580.49
Aug-86   1,094,424.07    $6.91580     $4.17256    $2.74324   $3,002,267.89    25-Sep-86    0.75422  $2,264,368.02    $5,266,635.91
Sep-86   1,042,335.93    $6.74552     $5.72088    $1.02464   $1,068,019.67    27-Oct-86    0.74655    $797,327.90    $1,865,347.57
Oct-86   1,163,998.67    $6.88070     $5.82562    $1.05508   $1,228,111.72    25-Nov-86    0.73960    $908,306.38    $2,136,418.10
Nov-86   1,096,445.42    $7.67025     $5.90699    $1.76326   $1,933,318.35    26-Dec-86    0.73216  $1,415,506.83    $3,348,825.18
Dec-86   1,067,860.24    $9.82693     $7.32215    $2.50478   $2,674,754.97    26-Jan-87    0.72473  $1,938,482.86    $4,613,237.83

Jan-87   1,212,103.31   $11.01265     $8.98507    $2.02758   $2,457,636.44    25-Feb-87    0.71754  $1,763,455.14    $4,221,091.58
Feb-87   1,008,697.25   $10.77027    $10.10092    $0.66935     $675,170.98    25-Mar-87    0.71083    $479,930.95    $1,155,101.93
Mar-87   1,202,951.05   $11.24809    $10.08016    $1.16793   $1,404,962.63    27-Apr-87    0.70273    $987,313.44    $2,392,276.07
Apr-87   1,171,472.00   $11.47211    $11.04305    $0.42906     $502,631.78    26-May-87    0.69532    $349,490.89      $852,122.67
May-87   1,219,833.64   $12.03693    $11.15490    $0.88203   $1,075,929.87    25-Jun-87    0.68751    $739,716.53    $1,815,646.40
Jun-87   1,150,672.49   $12.69424    $11.64577    $1.04847   $1,206,445.59    27-Jul-87    0.67918    $819,399.66    $2,025,845.25
Jul-87   1,210,819.00   $13.35275    $12.30311    $1.04964   $1,270,919.44    25-Aug-87    0.67164    $853,596.51    $2,124,515.95
Aug-87   1,207,243.65   $12.49424    $12.84399   ($0.34975)   ($422,231.37)   25-Sep-87    0.66327   ($280,052.19)    ($702,283.56)
Sep-87   1,158,840.65   $11.99413    $12.15288   ($0.15875)   ($183,961.11)   26-Oct-87    0.65447   ($120,396.25)    ($304,357.36)
Oct-87   1,200,828.42   $11.69543    $11.75365   ($0.05822)    ($69,912.23)   25-Nov-87    0.64618    ($45,176.23)    ($115,088.46)
Nov-87   1,150,501.47   $10.38870    $11.27475   ($0.88605) ($1,019,399.59)   28-Dec-87    0.63714   ($649,504.16)  ($1,668,903.75)
Dec-87   1,200,573.78    $9.10156     $9.67780   ($0.57624)   ($691,817.36)   25-Jan-88    0.62949   ($435,493.02)  ($1,127,310.38)




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-88   1,017,317.24    $9.49842     $9.63438   ($0.13596)  ($138,314.54)    25-Feb-88    0.62119    ($85,918.96)   ($224,233.50)
Feb-88   1,125,660.89    $9.32518     $9.37767   ($0.05249)   ($59,085.94)    25-Mar-88    0.61346    ($36,246.85)    ($95,332.79)
Mar-88   1,375,359.89    $9.59859     $9.22333    $0.37526    $516,117.56     25-Apr-88    0.60520    $312,355.23     $828,472.79
Apr-88   1,380,720.06   $10.49011    $10.12911    $0.36100    $498,439.95     25-May-88    0.59700    $297,571.13     $796,011.08
May-88   1,180,749.85    $9.97349    $10.06282   ($0.08933)  ($105,476.38)    27-Jun-88    0.58776    ($61,995.13)   ($167,471.51)
Jun-88   1,131,266.82    $9.44929     $9.66818   ($0.21889)  ($247,623.00)    25-Jul-88    0.57976   ($143,561.34)   ($391,184.34)
Jul-88   1,225,198.32    $9.21659     $8.90806    $0.30853    $378,005.41     25-Aug-88    0.57045    $215,632.28     $593,637.69
Aug-88   1,165,393.83    $8.82662     $8.58058    $0.24604    $286,733.49     26-Sep-88    0.56061    $160,746.10     $447,479.59
Sep-88   1,072,634.19    $7.63169     $8.02053   ($0.38884)  ($417,083.08)    25-Oct-88    0.55170   ($230,103.73)   ($647,186.81)
Oct-88     887,428.90    $6.70581     $7.13516   ($0.42935)  ($381,017.60)    25-Nov-88    0.54217   ($206,575.90)   ($587,593.50)
Nov-88   1,094,096.91    $7.34072     $7.20432    $0.13640    $149,240.18     27-Dec-88    0.53224     $79,432.20     $228,672.38
Dec-88   1,158,695.25    $9.45150     $8.34081    $1.11069  $1,286,951.24     25-Jan-89    0.52291    $672,962.18   $1,959,913.42

Jan-89   1,149,634.66   $11.11803    $10.00922    $1.10881  $1,274,726.41     27-Feb-89    0.51199    $652,643.72   $1,927,370.13
Feb-89   1,026,512.69   $11.79557    $11.16563    $0.62994    $646,646.16     25-Mar-89    0.50291    $325,201.65     $971,847.81
Mar-89     959,981.06   $13.73869    $12.73287    $1.00582    $965,567.73     25-Apr-89    0.49208    $475,133.03   $1,440,700.76
Apr-89   1,066,244.00   $14.32621    $13.49175    $0.83446    $889,738.00     25-May-89    0.48160    $428,495.05   $1,318,233.05
May-89   1,132,633.77   $12.94482    $13.37374   ($0.42892)  ($485,809.26)    25-Jun-89    0.47106   ($228,843.26)   ($714,652.52)
Jun-89   1,028,972.48   $12.58672    $12.62928   ($0.04256)   ($43,793.08)    25-Jul-89    0.46099    ($20,188.05)    ($63,981.13)
Jul-89     933,610.57   $12.32844    $12.03978    $0.28866    $269,496.02     25-Aug-89    0.45094    $121,526.36     $391,022.38
Aug-89   1,060,031.19   $11.97993    $11.89061    $0.08932     $94,681.97     25-Sep-89    0.44096     $41,750.95     $136,432.92
Sep-89   1,017,596.22   $12.56219    $12.26857    $0.29362    $298,786.62     25-Oct-89    0.43130    $128,867.37     $427,653.99
Oct-89   1,055,939.66   $13.11179    $12.65155    $0.46024    $485,985.67     25-Nov-89    0.42132    $204,756.90     $690,742.57
Nov-89   1,036,710.64   $13.84872    $13.26896    $0.57976    $601,043.38     26-Dec-89    0.41134    $247,235.26     $848,278.64
Dec-89   1,061,307.76   $15.23581    $14.30675    $0.92906    $986,018.60     25-Jan-90    0.40193    $396,312.92   $1,382,331.52




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-90   1,044,946.03   $14.66853    $14.35400    $0.31453    $328,666.89     25-Feb-90    0.39238    $128,961.56     $457,628.45
Feb-90     927,421.35   $13.68721    $13.72526   ($0.03805)   ($35,288.38)    25-Mar-90    0.38375    ($13,541.83)    ($48,830.21)
Mar-90   1,024,269.08   $12.71990    $12.23430    $0.48560    $497,385.05     25-Apr-90    0.37419    $186,117.89     $683,502.94
Apr-90     984,891.70    $9.89228    $10.56147   ($0.66919)  ($659,079.71)    25-May-90    0.36495   ($240,528.64)   ($899,608.35)
May-90   1,007,210.63    $9.41480     $8.99481    $0.41999    $423,018.37     25-Jun-90    0.35539    $150,337.09     $573,355.46
Jun-90     858,785.15    $8.23085     $8.93123   ($0.70038)  ($601,475.95)    25-Jul-90    0.34614   ($208,197.78)   ($809,673.73)
Jul-90     982,778.97   $10.38911    $12.13825   ($1.74914)($1,719,018.00)    25-Aug-90    0.33659   ($578,604.32) ($2,297,622.32)
Aug-90   1,274,435.45   $19.65426    $19.49002    $0.16424    $209,313.28     25-Sep-90    0.32704     $68,452.82     $277,766.10
Sep-90   1,153,606.56   $25.81297    $26.18902   ($0.37605)  ($433,813.88)    25-Oct-90    0.31779   ($137,861.13)   ($571,675.01)
Oct-90   1,377,964.08   $26.03821    $25.88071    $0.15750    $217,029.33     25-Nov-90    0.30823     $66,895.78     $283,925.11
Nov-90   1,065,498.11   $23.58203    $22.91765    $0.66438    $707,895.63     25-Dec-90    0.29899    $211,651.80     $919,547.43
Dec-90   1,033,604.93   $18.92872    $18.64391    $0.28481    $294,380.98     25-Jan-91    0.28976     $85,300.21     $379,681.19

Jan-91   1,106,676.09   $16.12616    $15.70643    $0.41973    $464,505.16     25-Feb-91    0.28093    $130,494.60     $594,999.76
Feb-91   1,049,587.09   $11.23145    $11.87646   ($0.64501)  ($676,994.08)    25-Mar-91    0.27307   ($184,866.43)   ($861,860.51)
Mar-91   1,116,443.92   $11.74171    $11.85362   ($0.11191)  ($124,941.26)    25-Apr-91    0.26436    ($33,029.97)   ($157,971.23)
Apr-91     969,057.23   $12.79680    $12.93212   ($0.13532)  ($131,132.79)    25-May-91    0.25628    ($33,606.95)   ($164,739.74)
May-91   1,023,155.30   $12.19831    $12.45158   ($0.25327)  ($259,134.57)    25-Jun-91    0.24800    ($64,265.63)   ($323,400.20)
Jun-91     940,294.01   $11.89457    $12.15454   ($0.25997)  ($244,448.24)    25-Jul-91    0.23999    ($58,664.47)   ($303,112.71)
Jul-91     886,993.54   $12.47906    $12.67938   ($0.20032)  ($177,682.53)    25-Aug-91    0.23171    ($41,170.19)   ($218,852.72)
Aug-91     965,578.62   $12.55227    $12.70573   ($0.15346)  ($148,177.70)    25-Sep-91    0.22360    ($33,133.09)   ($181,310.79)
Sep-91     716,326.14   $12.90734    $13.03887   ($0.13153)   ($94,218.38)    25-Oct-91    0.21600    ($20,351.26)   ($114,569.64)
Oct-91   1,001,310.46   $13.60173    $13.63693   ($0.03520)   ($35,246.12)    25-Nov-91    0.20842     ($7,345.95)    ($42,592.07)
Nov-91     751,238.90   $12.70193    $12.58124    $0.12069     $90,667.02     25-Dec-91    0.20131     $18,252.11     $108,919.13
Dec-91     656,798.01   $10.86345    $10.69994    $0.16351    $107,393.05     27-Jan-92    0.19474     $20,913.89     $128,306.94




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-92     652,400.90   $10.15669    $10.66959   ($0.51290)  ($334,616.42)    25-Feb-92    0.18839    ($63,038.07)   ($397,654.49)
Feb-92     580,804.85   $10.23391    $10.72691   ($0.49300)  ($286,336.79)    25-Mar-92    0.18225    ($52,184.41)   ($338,521.20)
Mar-92     420,370.46   $10.34449    $10.81933   ($0.47484)  ($199,608.71)    27-Apr-92    0.17536    ($35,002.64)   ($234,611.35)
Apr-92     554,982.43   $11.87018    $12.22131   ($0.35113)  ($194,870.98)    25-May-92    0.16962    ($33,053.74)   ($227,924.72)
May-92     618,314.76   $13.31881    $13.74374   ($0.42493)  ($262,740.49)    25-Jun-92    0.16313    ($42,860.72)   ($305,601.21)
Jun-92     574,778.90   $15.46252    $15.93357   ($0.47105)  ($270,749.60)    27-Jul-92    0.15670    ($42,425.13)   ($313,174.73)
Jul-92     546,684.11   $14.70404    $15.09595   ($0.39191)  ($214,250.97)    25-Aug-92    0.15095    ($32,341.30)   ($246,592.27)
Aug-92     519,070.97   $13.37151    $13.92560   ($0.55409)  ($287,612.03)    25-Sep-92    0.14481    ($41,649.05)   ($329,261.08)
Sep-92     549,240.25   $13.71791    $14.12597   ($0.40806)  ($224,122.98)    26-Oct-92    0.13867    ($31,078.94)   ($255,201.92)
Oct-92     385,623.68   $13.78069    $14.09238   ($0.31169)  ($120,195.04)    25-Nov-92    0.13273    ($15,953.07)   ($136,148.11)
Nov-92     513,954.65   $12.64459    $13.12579   ($0.48120)  ($247,314.98)    28-Dec-92    0.12619    ($31,208.58)   ($278,523.56)
Dec-92     368,779.25   $11.35770    $11.85582   ($0.49812)  ($183,696.32)    25-Jan-93    0.12063    ($22,159.31)   ($205,855.63)

Jan-93     615,021.88   $11.20193    $11.82324   ($0.62131)  ($382,119.24)    25-Feb-93    0.11447    ($43,742.18)   ($425,861.42)
Feb-93     648,237.51   $12.53089    $13.00282   ($0.47193)  ($305,922.73)    25-Mar-93    0.10891    ($33,318.34)   ($339,241.07)
Mar-93     868,106.47   $13.01733    $13.34499   ($0.32766)  ($284,443.77)    26-Apr-93    0.10255    ($29,171.07)   ($313,614.84)
Apr-93     704,035.03   $13.72726    $14.11084   ($0.38358)  ($270,053.76)    25-May-93    0.09679    ($26,139.72)   ($296,193.48)
May-93     862,411.87   $13.38032    $13.79467   ($0.41435)  ($357,340.36)    25-Jun-93    0.09064    ($32,388.25)   ($389,728.61)
Jun-93     753,907.30   $12.21665    $12.58971   ($0.37306)  ($281,252.66)    26-Jul-93    0.08448    ($23,760.07)   ($305,012.73)
Jul-93     626,284.40   $10.92899    $11.24129   ($0.31230)  ($195,588.62)    25-Aug-93    0.07852    ($15,357.73)   ($210,946.35)
Aug-93     744,717.78   $11.39965    $11.87282   ($0.47317)  ($352,378.11)    27-Sep-93    0.07197    ($25,359.16)   ($377,737.27)
Sep-93     735,288.93   $10.94670    $11.30277   ($0.35607)  ($261,814.33)    25-Oct-93    0.06640    ($17,385.55)   ($279,199.88)
Oct-93     941,058.20   $11.34170    $11.71419   ($0.37249)  ($350,534.77)    25-Nov-93    0.06025    ($21,118.52)   ($371,653.29)
Nov-93     762,443.65    $9.25414     $9.56783   ($0.31369)  ($239,170.95)    27-Dec-93    0.05389    ($12,889.02)   ($252,059.97)
Dec-93     824,766.75    $7.09563     $7.29313   ($0.19750)  ($162,891.43)    25-Jan-94    0.04813     ($7,839.99)   ($170,731.42)




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     MAPCo
               Exhibit C to the State MAPCo Settlement Agreement
                                 1/80 - 12/91

- - - ----------------------------------------------------------------------------------------------------------------------------------
 Sales       Volume      Value ANS    Previous    Delta        Additional     Due Date   Cumulative   Additional    Total Royalty
 Month                   Rebilling      Value                    Royalty                  Interest     Interest       & Interest
                                                                                            Rate
 (a)          (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)    (j) = (f+i)
==================================================================================================================================
Jan-94     727,101.26    $7.86785     $8.16781   ($0.29996)  ($218,101.29)    25-Feb-94    0.04197     ($9,154.28)   ($227,255.57)
Feb-94     713,296.52    $8.38097     $8.70059   ($0.31962)  ($227,983.83)    25-Mar-94    0.03640     ($8,297.99)   ($236,281.82)
Mar-94     822,285.35    $8.10192     $8.83336   ($0.73144)  ($601,452.40)    25-Apr-94    0.02995    ($18,010.62)   ($619,463.02)
Apr-94     896,631.81   $10.45208    $10.72974   ($0.27766)  ($248,958.79)    25-May-94    0.02327     ($5,794.26)   ($254,753.05)
May-94   1,150,121.29   $12.06675    $12.32461   ($0.25786)  ($296,570.28)    27-Jun-94    0.01559     ($4,623.25)   ($301,193.53)
Jun-94   1,159,001.04   $11.45596    $12.11988   ($0.66392)  ($769,483.97)    25-Jul-94    0.00907     ($6,978.06)   ($776,462.03)
Jul-94   1,147,379.63   $12.19620    $12.11988    $0.07632     $87,568.01     25-Aug-94    0.00173        $151.14      $87,719.15
       --------------                                      --------------                         -------------------------------
       157,672,456.10                                      $42,680,234.19                          $53,125,556.10  $95,805,790.29
       ==============                                      ==============                         ===============  ==============




Note 1: Interest at the Chemical Bank Prime plus 1.25% through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     GVEA 1
               Exhibit C to the State MAPCo Settlement Agreement
                                  6/81 - 5/84

==================================================================================================================================
 Sales       Volume        GVEA's      GVEA's    Delta        Additional     Due Date   Cumulative   Additional      Total Royalty
 Month                 ANS Rebilling  Previous                  Royalty                  Interest     Interest         & Interest
                           Value        Value                                               Rate
  (a)         (b)           (c)          (d)    (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)      (j) = (f+i)
- - - ----------------------------------------------------------------------------------------------------------------------------------
Jun-81      15,534.15   $23.68548  $23.9390982   ($0.25362)    ($3,939.77)    25-Jul-81  1.8274693     ($7,199.81)    ($11,139.58)
Jul-81      64,457.54   $23.47998  $23.3999400    $0.08004      $5,159.17     25-Aug-81  1.8153345      $9,365.62      $14,524.79
Aug-81      64,465.24   $23.12249  $23.0723100    $0.05018      $3,234.86     25-Sep-81  1.8031999      $5,833.10       $9,067.96
Sep-81      62,573.89   $22.75452  $22.2799900    $0.47453     $29,693.18     26-Oct-81  1.7910651     $53,182.42      $82,875.60
Oct-81      64,162.63   $23.54188  $22.1809400    $1.36094     $87,321.50     25-Nov-81  1.7793218    $155,373.05     $242,694.55
Nov-81      62,932.00   $23.91452  $22.1787300    $1.73579    $109,236.73     28-Dec-81  1.7664041    $192,956.21     $302,192.94
Dec-81      63,925.53   $23.56802  $21.9335500    $1.63447    $104,484.37     25-Jan-82  1.7554437    $183,416.43     $287,900.80

Jan-82      65,589.19   $20.57009  $21.4652500   ($0.89516)   ($58,712.82)    25-Feb-82  1.7433090   ($102,354.58)   ($161,067.40)
Feb-82      59,414.71   $19.60423  $20.1119200   ($0.50769)   ($30,164.26)    25-Mar-82  1.7323486    ($52,255.01)    ($82,419.27)
Mar-82      64,838.46   $19.69044  $18.8469600    $0.84348     $54,689.95     26-Apr-82  1.7198224     $94,057.00     $148,746.95
Apr-82      62,634.92   $20.89669  $19.0166900    $1.88000    $117,753.65     25-May-82  1.7084707    $201,178.66     $318,932.31
May-82      65,301.38   $21.82470  $19.0429500    $2.78175    $181,652.12     25-Jun-82  1.6963359    $308,143.01     $489,795.13
Jun-82      61,484.51   $22.16149  $20.9472200    $1.21427     $74,658.79     26-Jul-82  1.6842011    $125,740.42     $200,399.21
Jul-82      65,681.55   $21.93174  $20.9826288    $0.94911     $62,339.10     25-Aug-82  1.6724578    $104,259.52     $166,598.62
Aug-82      64,952.13   $22.26266  $21.0129715    $1.24969     $81,169.93     27-Sep-82  1.6595402    $134,704.76     $215,874.69
Sep-82      63,224.12   $22.74774  $20.8925672    $1.85517    $117,291.66     25-Oct-82  1.6485796    $193,364.64     $310,656.30
Oct-82      65,396.35   $21.19976  $20.7287762    $0.47098     $30,800.62     26-Nov-82  1.6360536     $50,391.46      $81,192.08
Nov-82      61,855.05   $20.59459  $20.0881669    $0.50642     $31,324.83     27-Dec-82  1.6239189     $50,868.98      $82,193.81
Dec-82      64,390.00   $20.03476  $19.4380216    $0.59674     $38,423.99     25-Jan-83  1.6125669     $61,961.25     $100,385.24




Note 1: Interest calculated through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Royalty Litigation
                                     GVEA 1
               Exhibit C to the State MAPCo Settlement Agreement
                                  6/81 - 5/84

==================================================================================================================================
 Sales       Volume        GVEA's      GVEA's     Delta        Additional     Due Date   Cumulative   Additional      Total Royalty
 Month                 ANS Rebilling  Previous                  Royalty                  Interest     Interest         & Interest
                           Value       Value                                                Rate
  (a)         (b)           (c)         (d)     (e) = (c-d)    (f) = (b*e)      (g)         (h)       (i) = (f*h)      (j) = (f+i)
- - - ----------------------------------------------------------------------------------------------------------------------------------
Jan-83      65,929.43   $20.31249  $18.3217000    $1.99079    $131,251.65     25-Feb-83  1.6004321    $210,059.35     $341,311.00
Feb-83      58,982.68   $19.60251  $17.4430200    $2.15949    $127,372.51     25-Mar-83  1.5894718    $202,455.01     $329,827.52
Mar-83      66,276.06   $18.65719  $17.3384000    $1.31879     $87,404.20     25-Apr-83  1.5773371    $137,865.89     $225,270.09
Apr-83      63,606.88   $18.92481  $17.2705300    $1.65428    $105,223.59     25-May-83  1.5655938    $164,737.40     $269,960.99
May-83      62,794.21   $19.40777  $17.3361900    $2.07158    $130,083.25     27-Jun-83  1.5526761    $201,977.15     $332,060.40
Jun-83      62,007.16   $19.69008  $17.3538200    $2.33626    $144,864.85     25-Jul-83  1.5417158    $223,340.42     $368,205.27
Jul-83      64,968.30   $19.98298  $17.5094400    $2.47354    $160,701.67     25-Aug-83  1.5295810    $245,806.22     $406,507.89
Aug-83     137,327.38   $19.79360  $17.7493044    $2.04430    $280,737.77     26-Sep-83  1.5170548    $425,894.57     $706,632.34
Sep-83     155,468.50   $19.42785  $17.7871600    $1.64069    $255,075.62     25-Oct-83  1.5057029    $384,068.10     $639,143.72
Oct-83     161,001.51   $18.84870  $17.7409400    $1.10776    $178,351.04     25-Nov-83  1.4935682    $266,379.45     $444,730.49
Nov-83     152,883.91   $18.48090  $17.5910500    $0.88985    $136,043.76     27-Dec-83  1.4810420    $201,486.53     $337,530.29
Dec-83     157,159.68   $18.70924  $17.6709500    $1.03829    $163,177.33     25-Jan-84  1.4697169    $239,824.49     $403,001.82

Jan-84     161,083.63   $19.01753  $17.5362000    $1.48133    $238,618.02     25-Feb-84  1.4576154    $347,813.30     $586,431.32
Feb-84     150,097.24   $19.64110  $17.5789000    $2.06220    $309,530.52     26-Mar-84  1.4459041    $447,551.46     $757,081.98
Mar-84     142,765.92   $19.74881  $17.6145700    $2.13424    $304,696.74     25-Apr-84  1.4341930    $436,993.93     $741,690.67
Apr-84     159,076.60   $19.58553  $17.6976600    $1.88787    $300,315.95     25-May-84  1.4224816    $427,193.92     $727,509.87
May-84     163,909.65   $19.78100  $17.6878500    $2.09315    $343,087.48     25-Jun-84  1.4103802    $483,883.79     $826,971.27
         ------------                                       -------------                           -----------------------------
         3,148,152.09                                       $4,432,953.55                           $6,810,318.11  $11,243,271.66
         ============                                       =============                           =============================




Note 1: Interest calculated through August 31, 1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                             ANS Litigation Billing
                                     GVEA 2
               Exhibit C to the State MAPCo Settlement Agreement
                                  6/84 - 9/85

==================================================================================================================================
 Sales       Volume      Value ANS     Previous   Price        Additional     Due Date   Cumulative   Additional     Total Royalty
 Month                   Rebilling       Value    Delta          Royalty                  Interest     Interest        & Interest
                                                                                            Rate
  (a)         (b)           (c)           (d)      (e)         (f) = (b*e)      (g)         (h)       (i) = (f*h)      (j) = (f+i)
- - - ----------------------------------------------------------------------------------------------------------------------------------
Jun-84    148,569.91   $19.29653  $18.0169200  $1.2796100    $190,111.56     25-Jul-84  1.168317931    $222,110.74     $412,222.30
Jul-84    157,492.43   $19.50651  $18.4748500  $1.0316600    $162,478.62     17-Aug-84  1.159363011    $188,371.70     $350,850.32
Aug-84    161,090.43   $19.59200  $18.3154800  $1.2765200    $205,635.15     17-Sep-84  1.147293341    $235,923.84     $441,558.99
Sep-84    158,668.14   $19.55336  $18.5789400  $0.9744200    $154,609.40     15-Oct-84  1.136494161    $175,712.68     $330,322.08
Oct-84    159,282.16   $19.28730  $18.4755503  $0.8117497    $129,297.26     16-Nov-84  1.124602081    $145,407.97     $274,705.23
Nov-84    155,664.92   $18.49660  $18.5048800 ($0.0082800)    ($1,288.91)    13-Dec-84  1.114390331     ($1,436.35)     ($2,725.26)
Dec-84    152,804.30   $17.66470  $18.0764500 ($0.4117500)   ($62,917.18)    14-Jan-85  1.102272101    ($69,351.85)   ($132,269.03)

Jan-85    146,396.08   $18.53941  $17.9262900  $0.6131200     $89,758.37     15-Feb-85  1.090436481     $97,875.80     $187,634.17
Feb-85    150,693.08   $19.16657  $17.6808200  $1.4857500    $223,892.25     15-Mar-85  1.080080321    $241,821.61     $465,713.86
Mar-85    164,678.13   $19.16466  $17.8119800  $1.3526800    $222,756.81     15-Apr-85  1.068614571    $238,041.17     $460,797.98
Apr-85    151,299.87   $18.38728  $17.8888200  $0.4984600     $75,416.94     13-May-85  1.058258401     $79,810.61     $155,227.55
May-85    166,940.66   $17.85982  $17.8583200  $0.0015000        $250.42     17-Jun-08  1.045710461        $261.87         $512.29
Jun-85    161,495.55   $17.75807  $17.9734400 ($0.2153700)   ($34,781.29)    15-Jul-85  1.036121411    ($36,037.64)    ($70,818.93)
Jul-85    160,146.19   $17.95742  $17.9221300  $0.0352900      $5,651.56     16-Aug-85  1.025162511      $5,793.77      $11,445.33
Aug-85    157,159.51   $18.30424  $17.9080500  $0.3961900     $62,265.04     16-Sep-85  1.014546071     $63,170.76     $125,435.80
Sep-85    158,682.18   $18.63129  $18.0064500  $0.6248400     $99,150.95     14-Oct-85  1.004957031     $99,642.44     $198,793.39
        ------------                                       -------------                             -----------------------------
        2,511,063.54                                       $1,522,286.95                             $1,687,119.12   $3,209,406.07
        ============                                       =============                             =============================




Note1: Interest at the Bank of America Prime Rate plus 3% through August 31,
       1994.

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                         ANS Royalty Litigation Billing
                                     GVEA 3
               Exhibit C to the State MAPCo Settlement Agreement
                                 10/85 - 12/91

==================================================================================================================================
 Sales     Volume     Value ANS   Previous     Price        Additional    Due Date     Cumulative   Additional      Total Royalty
 Month                Rebilling     Value      Delta          Royalty                   Interest     Interest         & Interest
                                                                                          Rate
  (a)        (b)         (c)         (d)        (e)         (f) = (b*e)      (g)           (h)       (i) = (f*h)      (j) = (f+i)
- - - ----------------------------------------------------------------------------------------------------------------------------------
Oct-85      162,288   $19.44611  $17.9229200  $1.5231900    $247,195.60    18-Nov-85    0.992970731    $245,458.00     $492,653.60
Nov-85      153,003   $18.61720  $17.9340600  $0.6831400    $104,522.33    16-Dec-85    0.983381691    $102,785.35     $207,307.68
Dec-85      161,632   $15.71598  $17.7806400 ($2.0646600)  ($333,714.32)   17-Jan-86    0.972422781   ($324,511.41)   ($658,225.73)

Jan-86      162,403    $9.96918  $15.6844000 ($5.7152200)  ($928,169.66)   18-Feb-86    0.961463881   ($892,401.60) ($1,820,571.26)
Feb-86      148,283    $7.80356  $11.3403200 ($3.5367600)  ($524,439.62)   17-Mar-86    0.952367991   ($499,459.51) ($1,023,899.13)
Mar-86      158,000    $5.38926   $7.5854510 ($2.1961910)  ($346,997.59)   14-Apr-86    0.943162511   ($327,275.12)   ($674,272.71)
Apr-86      148,854    $6.39401   $6.3935200  $0.0004900         $72.94    16-May-86    0.932998131         $68.05         $140.99
May-86      164,281    $5.79749   $5.1972669  $0.6002231     $98,605.06    16-Jun-86    0.923231001     $91,035.25     $189,640.31
Jun-86      155,285    $3.66392   $4.7630600 ($1.0991400)  ($170,679.64)   17-Jul-86    0.913559771   ($155,926.05)   ($326,605.69)
Jul-86      163,396    $5.34418   $3.3720600  $1.9721200    $322,235.59    18-Aug-86    0.904820041    $291,565.22     $613,800.81
Aug-86      156,348    $7.21580   $4.0050000  $3.2108000    $502,002.07    18-Sep-86    0.894902241    $449,242.78     $951,244.85
Sep-86      148,907    $7.04552   $5.8502400  $1.1952800    $177,985.21    16-Oct-86    0.886847441    $157,845.73     $335,830.94
Oct-86      166,287    $7.18070   $6.0228400  $1.1578600    $192,537.43    17-Nov-86    0.877641961    $168,978.93     $361,516.36
Nov-86      156,637    $7.97025   $6.0812900  $1.8889600    $295,880.54    14-Dec-86    0.869874841    $257,379.04     $553,259.58
Dec-86      152,553   $10.12693   $7.1766100  $2.9503200    $450,080.44    16-Jan-87    0.860381691    $387,240.97     $837,321.41

Jan-87      173,159   $11.31265   $9.1175600  $2.1950900    $380,100.62    15-Feb-87    0.851751551    $323,751.29     $703,851.91
Feb-87      144,101   $11.07027  $10.1223603  $0.9479097    $136,594.88    16-Mar-87    0.843409091    $115,205.36     $251,800.24
Mar-87      171,852   $11.54809  $10.2618200  $1.2862700    $221,048.05    16-Apr-87    0.834388541    $184,439.96     $405,488.01
Apr-87      167,355   $11.77211  $11.1223900  $0.6497200    $108,733.85    15-May-87    0.825737851     $89,785.66     $198,519.51
May-87      174,264   $12.33693  $11.3154500  $1.0214800    $178,007.01    14-Jun-87    0.816491281    $145,341.17     $323,348.18
Jun-87      164,384   $12.99424  $11.9075500  $1.0866900    $178,633.95    17-Jul-87    0.806320041    $144,036.13     $322,670.08
Jul-87      172,970   $13.65275  $12.4479840  $1.2047660    $208,388.23    17-Aug-87    0.796765251    $166,036.50     $374,424.73
Aug-87      172,463   $12.79424  $12.7563564  $0.0378836      $6,533.51    14-Sep-87    0.787984431      $5,148.30      $11,681.81
Sep-87      165,541   $12.29413  $12.1437311  $0.1503989     $24,897.15    16-Oct-87    0.777546071     $19,358.68      $44,255.83
Oct-87      171,549   $11.99543  $11.8183900  $0.1770400     $30,370.98    16-Nov-87    0.767402241     $23,306.76      $53,677.74
Nov-87      164,382   $10.68870  $11.2197715 ($0.5310715)   ($87,298.84)   14-Dec-87    0.758388541    ($66,206.44)   ($153,505.28)
Dec-87      171,519    $9.40156   $9.8365206 ($0.4349606)   ($74,604.18)   17-Jan-88    0.747458291    ($55,763.51)   ($130,367.69)

                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                         ANS Royalty Litigation Billing
                                     GVEA 3
               Exhibit C to the State MAPCo Settlement Agreement
                                 10/85 - 12/91

==================================================================================================================================
 Sales       Volume      Value ANS     Previous   Price        Additional     Due Date   Cumulative   Additional      Total Royalty
 Month                   Rebilling       Value    Delta          Royalty                  Interest     Interest         & Interest
                                                                                            Rate
  (a)         (b)           (c)           (d)      (e)        (f) = (b*e)      (g)         (h)       (i) = (f*h)      (j) = (f+i)
- - - ----------------------------------------------------------------------------------------------------------------------------------
Jan-88        145,331    $9.79842   $9.7945100  $0.0039100        $568.23     18-Feb-88   0.737301181      $418.96         $987.19
Feb-88        160,801    $9.62518   $9.5364100  $0.0887700     $14,274.25     14-Mar-88   0.729445991   $10,412.29      $24,686.54
Mar-88        196,473    $9.89859   $9.1793236  $0.7192664    $141,316.13     18-Apr-88   0.718448721  $101,528.39     $242,844.52
Apr-88        197,234   $10.79011  $10.1973900  $0.5927200    $116,904.57     16-May-88   0.709568941   $82,951.85     $199,856.42
May-88        168,691   $10.27349  $10.2300000  $0.0434900      $7,336.39     18-Jun-88   0.698749271    $5,126.30      $12,462.69
Jun-88        161,622    $9.74929   $9.8438405 ($0.0945505)   ($15,281.43)    18-Jul-88   0.688844901  ($10,526.54)    ($25,807.97)
Jul-88        175,037    $9.51659   $9.1061618  $0.4104282     $71,840.03     15-Aug-88   0.679213751   $48,794.74     $120,634.77
Aug-88        166,464    $9.12662   $8.7163608  $0.4102592     $68,293.29     16-Sep-88   0.667847631   $45,609.51     $113,902.80
Sep-88        154,098    $7.93169   $8.1220400 ($0.1903500)   ($29,332.49)    16-Oct-88   0.657191891  ($19,277.07)    ($48,609.56)
Oct-88        133,628    $7.00581   $7.3182400 ($0.3124300)   ($41,749.42)    14-Nov-88   0.646891351  ($27,007.34)    ($68,756.76)
Nov-88        156,730    $7.64072   $6.9405840  $0.7001360    $109,732.12     18-Dec-88   0.634527961   $69,628.10     $179,360.22
Dec-88        165,891    $9.75150   $8.0439900  $1.7075100    $283,259.76     16-Jan-89   0.623815071  $176,701.71     $459,961.47

Jan-89        158,949   $11.41803  $10.2595900  $1.1584400    $184,133.39     19-Feb-89   0.611102741  $112,524.42     $296,657.81
Feb-89        146,813   $12.09557  $11.2890760  $0.8064940    $118,403.53     16-Mar-89   0.601226031   $71,187.28     $189,590.81
Mar-89        137,142   $14.03869  $12.8182903  $1.2203997    $167,367.74     17-Apr-89   0.588513701   $98,498.21     $265,865.95
Apr-89        152,322   $14.62621  $13.7065700  $0.9196400    $140,081.72     15-May-89   0.577390411   $80,881.84     $220,963.56
May-89        161,807   $13.24482  $13.2770700 ($0.0322500)    ($5,218.26)    16-Jun-89   0.564842461   ($2,947.49)     ($8,165.75)
Jun-89        146,998   $12.88672  $12.6718800  $0.2148400     $31,580.96     17-Jul-89   0.553061641   $17,466.22      $49,047.18
Jul-89        133,374   $12.62844  $12.2072802  $0.4211598     $56,171.87     14-Aug-89   0.542705481   $30,484.78      $86,656.65
Aug-89        151,435   $12.27993  $11.9713600  $0.3085700     $46,728.19     17-Sep-89   0.530130141   $24,772.02      $71,500.21
Sep-89        145,372   $12.86219  $12.3424900  $0.5197000     $75,550.06     16-Oct-89   0.519404111   $39,241.01     $114,791.07
Oct-89        150,850   $13.41179  $12.8203800  $0.5914100     $89,214.26     13-Nov-89   0.509047941   $45,414.34     $134,628.60
Nov-89        148,103   $14.14872  $13.4490999  $0.6996201    $103,615.85     15-Dec-89   0.497212331   $51,519.08     $155,134.93
Dec-89        151,617   $15.53581  $14.3867200  $1.1490900    $174,221.62     15-Jan-90   0.485842461   $84,644.26     $258,865.88


                                State of Alaska
                        Department of Natural Resources
                             Division of Oil & Gas
                               Royalty Accounting
                         ANS Royalty Litigation Billing
                                     GVEA 3
               Exhibit C to the State MAPCo Settlement Agreement
                                 10/85 - 12/91

===================================================================================================================================
 Sales       Volume      Value ANS     Previous   Price        Additional     Due Date   Cumulative   Additional      Total Royalty
 Month                   Rebilling       Value    Delta          Royalty                  Interest     Interest         & Interest
                                                                                            Rate
  (a)         (b)           (c)           (d)      (e)         (f) = (b*e)      (g)         (h)       (i) = (f*h)      (j) = (f+i)
- - - -----------------------------------------------------------------------------------------------------------------------------------
Jan-90        149,280   $14.96853  $14.4247200  $0.5438100     $81,179.71     16-Feb-90  0.474445201     $38,515.32     $119,695.03
Feb-90        132,490   $13.98721  $13.7939500  $0.1932600     $25,605.05     16-Mar-90  0.464472601     $11,892.84      $37,497.89
Mar-90        146,326   $13.01990  $12.2279000  $0.7920000    $115,889.85     15-Apr-90  0.453787671     $52,589.39     $168,479.24
Apr-90        140,701   $10.19228  $10.4317104 ($0.2394304)   ($33,687.99)    17-May-90  0.442390411    ($14,903.24)    ($48,591.23)
May-90        143,887    $9.71480   $9.1484300  $0.5663700     $81,493.39     18-Jun-90  0.432061641     $35,210.17     $116,703.56
Jun-90        122,685    $8.53085   $9.0748702 ($0.5440202)   ($66,743.07)    16-Jul-90  0.421020551    ($28,100.20)    ($94,843.27)
Jul-90        134,209   $10.68911  $11.6597600 ($0.9706500)  ($130,270.21)    13-Aug-90  0.411047941    ($53,547.30)   ($183,817.51)
Aug-90        140,353   $19.95426  $19.3814000  $0.5728600     $80,402.86     17-Sep-90  0.398582191     $32,047.15     $112,450.01
Sep-90        127,037   $26.11297  $25.6262398  $0.4867302     $61,832.99     14-Oct-90  0.388965751     $24,050.92      $85,883.91
Oct-90        150,838   $26.33821  $25.7426000  $0.5956100     $89,840.61     12-Nov-90  0.378636981     $34,016.98     $123,857.59
Nov-90        135,029   $23.88203  $22.2977600  $1.5842700    $213,922.62     14-Dec-90  0.367239721     $78,560.88     $292,483.50
Dec-90        147,659   $19.22872  $18.0683203  $1.1603997    $171,343.97     14-Jan-91  0.356390411     $61,065.35     $232,409.32

Jan-91        150,237   $16.42616  $14.9979200  $1.4282400    $214,574.66     15-Feb-91  0.345636981     $74,164.94     $288,739.60
Feb-91        142,604   $11.53145  $11.8510706 ($0.3196206)   ($45,579.21)    15-Mar-91  0.336589041    ($15,341.46)    ($60,920.67)
Mar-91        151,811   $12.04171  $11.8272000  $0.2145100     $32,564.94     13-Apr-91  0.327253421     $10,656.99      $43,221.93
Apr-91        138,513   $13.09680  $12.8993600  $0.1974400     $27,348.01     13-May-91  0.317623291      $8,686.36      $36,034.37
May-91        138,714   $12.49831  $12.4997600 ($0.0014500)      ($201.14)    15-Jun-91  0.307226031        ($61.80)       ($262.94)
Jun-91        134,325   $12.19457  $12.1478400  $0.0467300      $6,277.01     13-Jul-91  0.298404111      $1,873.08       $8,150.09
Jul-91        140,593   $12.77906  $12.6412293  $0.1378307     $19,377.99     12-Aug-91  0.288952051      $5,599.31      $24,977.30
Aug-91        124,009   $12.85227  $12.7200700  $0.1322000     $16,393.97     15-Sep-91  0.278280821      $4,562.13      $20,956.10
Sep-91        134,837   $13.20734  $13.0002700  $0.2070700     $27,920.73     13-Oct-91  0.269842461      $7,534.20      $35,454.93
Oct-91        145,870   $13.90173  $13.3059300  $0.5958000     $86,909.55     14-Nov-91  0.260321921     $22,624.46     $109,534.01
Nov-91        134,440   $13.00193  $12.0165200  $0.9854100    $132,478.58     13-Dec-91  0.251979451     $33,381.88     $165,860.46
Dec-91        134,746   $11.16345  $10.6090200  $0.5544300     $74,706.95     13-Jan-92  0.243673631     $18,204.11      $92,911.06
           ----------                                       -------------                             -------------   -------------
           11,479,667                                       $4,591,115.77                             $2,627,794.82   $7,218,910.59
           ==========                                       =============                             =============   =============